                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         DATE OF REPORT: OCTOBER 2, 2003
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





MARYLAND                   COMMISSION FILE NO. 1-12616                38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                         27777 FRANKLIN ROAD, SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On October 2, 2003, we agreed to invest $50 million in the $150 million equity financing of Origen Financial L.L.C., as described on the attached Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

Exhibit No.                         Description

99.1                                Text of Press Release, dated October 3, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 3, 2003           SUN COMMUNITIES, INC.

                                 By:  /s/ Jeffrey P. Jorissen
                                      ------------------------------------------
                                      Jeffrey P. Jorissen, Executive Vice
                                      President, Treasurer, Chief Financial
                                      Officer, and Secretary

                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.           Description                                         Filed Herewith
-----------           -----------                                         --------------

99.1                  Text of Press Release, dated October 3, 2003               X